Exhibit 99.1

European Wax Center, Inc. Announces Pricing of Public Offering of Class A Common Stock

PLANO, Texas May 19, 2022- European Wax Center, Inc. (NASDAQ: EWCZ), the largest and fastest-growing franchisor and operator of out-of-home waxing services in the United States, today announced the pricing of a public offering of 4,500,000 shares of its Class A common stock by selling stockholders, including stockholders affiliated with General Atlantic, L.P. (collectively, the “Selling Stockholders”) at a price to the public of $21.50 per share. In connection with the offering, the underwriters will have a 30-day option to purchase up to an additional 675,000 shares of Class A common stock from the Selling Stockholders. The offering is expected to close on May 24, 2022, subject to satisfaction of customary conditions.

The Selling Stockholders will receive all of the net proceeds from the sale of shares of Class A common stock sold by them in the offering. The Company will not receive any proceeds from the offering.

BofA Securities, Morgan Stanley and Jefferies are acting as the joint book-running managers and underwriters for the offering. Citigroup, Guggenheim Securities, Truist Securities and Baird are serving as bookrunners for the offering. Telsey Advisory Group, Academy Securities, Penserra Securities LLC and R. Seelaus & Co., LLC are serving as co-managers for the offering.

The proposed offering will be made only by means of a prospectus. A copy of the prospectus relating to this offering, when available, may be obtained from the following sources: BofA Securities, NC1-004-03-43, 200 North College Street, 3rd Floor, Charlotte, North Carolina 28555, Attention: Prospectus Department or by email at dg.prospectus_requests@bofa.com; Morgan Stanley & Co. LLC, Attention: Prospectus Department, 180 Varick Street, 2nd Floor, New York, 10014; or Jefferies LLC, Attention: Equity Syndicate Prospectus Department, 520 Madison Avenue, New York, New York, 10022, by telephone at (877) 821-7388 or by email at prospectus_department@jefferies.com.

A registration statement on Form S-1 relating to these securities has been filed with the Securities and Exchange Commission and has become effective. This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About European Wax Center, Inc.

European Wax Center, Inc. (NASDAQ: EWCZ) is the largest and fastest-growing franchisor and operator of out-of-home waxing services in the United States providing guests with an unparalleled, professional personal care experience administered by highly trained wax specialists within the privacy of clean, individual waxing suites. European Wax Center, Inc. continues to revolutionize the waxing industry with its innovative Comfort Wax® formulated with the highest quality ingredients to make waxing a more efficient and relatively painless experience. Delivering a 360-degree guest experience, it also offers a collection of proprietary products to help enhance and extend waxing results. Founded in 2004, European Wax Center, Inc. is headquartered in Plano, Texas. Its network includes 874 centers in 44 states as of March 26, 2022. For more information, including how to receive your first wax free, please visit: https://waxcenter.com.

Investor Contacts

Amir Yeganehjoo

Amir.Yeganehjoo@myewc.com

469-217-7486

Bethany Johns

Bethany.Johns@myewc.com

469-270-6888

Media Contact

Creative Media Marketing

Meredith Needle

Ewc@cmmpr.com

212-979-8884

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release include but are not limited to statements regarding the public offering. Words including “anticipate,” “believe,” “continue,” “could” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “will,” or “would,” or, in each case, the negative thereof or other variations thereon or comparable terminology are intended to identify forward-looking statements. In addition, any statements or information that refer to expectations, beliefs, plans, projections, objectives, performance or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking.

These forward-looking statements are based on management's current expectations and beliefs. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause the Company’s actual results, performance or achievements to be materially different results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to: potential future impacts of the COVID-19 pandemic, including from variants thereof; the operational and financial results of its franchisees; the ability of its franchisees to enter new markets, select appropriate sites for new centers or open new centers; the effectiveness of the Company’s marketing and advertising programs and the active participation of franchisees in enhancing the value of its brand; the failure of its franchisees to participate in and comply with its agreements, business model and policies; the Company’s and its franchisees’ ability to attract and retain guests; the effect of social media on the Company’s reputation; the Company’s ability to compete with other industry participants and respond to market trends and changes in consumer preferences; the effect of the Company’s planned growth on its managements, employees, information systems and internal controls; a significant failure, interruptions or security breach of the Company’s computer systems or information technology; the Company and its franchisees’ ability to attract, train, and retain talented wax specialists and managers; changes in the availability or cost of labor; the Company’s ability to retain its franchisees and to maintain the quality of existing franchisees; failure of the Company’s franchisees to implement business development plans; the ability of the Company’s limited key suppliers, including international suppliers, and distribution centers to deliver its products; changes in supply costs and decreases in the Company’s product sourcing revenue; the Company’s ability to adequately protect its intellectual property; the impact of paying some of the Company’s pre-IPO owners for certain tax benefits it may claim; changes in general economic and business conditions; the Company’s and its franchisees’ ability to comply with existing and future health, employment and other governmental regulations; complaints or litigation that may adversely affect the Company’s business and reputation; the seasonality of the Company’s business resulting in fluctuations in its results of operations; the impact of global crises, such as the COVID-19 pandemic, the Company’s operations and financial performance; the impact of rising interest rates on the Company’s business; the Company’s access to sources of liquidity and capital to finance its continued operations and growth strategy and the other important factors discussed under the caption “Risk Factors” in the Company’s Registration Statement filed on Form S-1 filed with the Securities and Exchange Commission (the “SEC”), as such factors may be updated from time to time in its other filings with the SEC accessible on the SEC’s website at www.sec.gov and Investors Relations section of the Company’s website at www.waxcenter.com, including the Company’s Annual Report on Form 10-K for the year ended December 25, 2021 and the Company’s Quarterly Report on Form 10-Q for the quarter ended March 26, 2022.

These and other important factors could cause actual results to differ materially from those indicated by the forward-looking statements made in this press release. Any forward-looking statement that the Company makes in this press release speaks only as of the date of such statement. Except as required by law, the Company does not have any obligation to update or revise, or to publicly announce any update or revision to, any of the forward-looking statements, whether as a result of new information, future events or otherwise.